UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 29, 2018
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CARMAX, INC.
(Exact name of registrant as specified in its charter)

Virginia (State or other jurisdiction of incorporation)	1-31420 (Commission File Number)	54-1821055 (I.R.S. Employer Identification No.)

12800 Tuckahoe Creek Parkway Richmond, Virginia (Address of principal executive offices)	23238 (Zip Code)

Registrant’s telephone number, including area code: (804) 747-0422

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 30, 2018, the CarMax, Inc. (the “Company”) Board of Directors (the “Board”) elected Peter Bensen and Robert Hombach to serve as directors of the Company, effective April 1, 2018. The Board also appointed both Mr. Bensen and Mr. Hombach to serve on the Audit Committee of the Board.

The Board has determined that Mr. Bensen and Mr. Hombach both qualify as independent directors under New York Stock Exchange listing standards. There are no family relationships between Mr. Bensen or Mr. Hombach and any director or executive officer of the Company or any related party transactions involving Mr. Bensen or Mr. Hombach and the Company. There is no arrangement or understanding between either Mr. Bensen or Mr. Hombach and any other person pursuant to which he was selected as a director. Mr. Bensen and Mr. Hombach will both participate in our non-employee director compensation program, which currently consists of an annual cash retainer, annual grant of restricted common stock and committee fees.

In addition, two members of the Board have announced their intention to retire from the Board. On January 29, 2018, John Standley informed the Company of his retirement from the Board, effective on that date. On January 30, 2018, Jeffrey Garten informed the Company that he will not stand for election as a director of the Company at the 2018 annual meeting of shareholders.

A copy of the Company’s press release announcing the events described above is attached hereto as Exhibit 99.1 and is incorporated herein by reference into this Item 5.02.

Item 9.01.         Financial Statements and Exhibits.

(d)	Exhibits.
Exhibit Number	Description of Exhibit
99.1	Press Release, dated February 2, 2018, issued by CarMax, Inc., entitled "CarMax Board Elects Two New Directors"

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARMAX, INC. (Registrant)
Dated: February 2, 2018	By: /s/ Eric M. Margolin
Eric M. Margolin Executive Vice President, General Counsel and Corporate Secretary